NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (II) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OR QUALIFICATION UNDER SAID ACT OR (III) SUCH TRANSFER BEING MADE PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                               DENDO GLOBAL CORP.

                       FORM OF ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No.: AIR _____

Number of Shares:
                 -------------------
Date of Issuance:  August __, 2004 ("ISSUANCE DATE")

Dendo Global Corp., a Nevada corporation (to be renamed TechAlt, Inc.) (the "COMPANY"), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, [INSERT BUYER], the registered holder hereof, or its permitted assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 p.m., New York City time, on the Expiration Date (as defined below), ___________ ( )1 fully paid nonassessable shares of Series A Convertible Preferred Stock par value $.001 per share (the "ADDITIONAL INVESTMENT RIGHT SHARES"). Except as otherwise defined herein, capitalized terms in this Additional Investment Right shall have the meanings set forth in Section
15. This Additional Investment Right (including all Additional Investment Rights issued in exchange, transfer or replacement hereof, the "ADDITIONAL INVESTMENT RIGHTS") is one of the Additional Investment Rights issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of August __, 2004 (the "INITIAL ISSUANCE DATE"), among the Company and the purchasers (the "PURCHASERS") referred to therein (the "SECURITIES PURCHASE AGREEMENT").


-----------------
1 Insert number set forth opposite such Buyer's name in column (5) of the Schedule of Buyers set forth in the Security Purchase Agreement.

      1. EXERCISE OF ADDITIONAL INVESTMENT RIGHT.

            a. MECHANICS OF EXERCISE. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Additional Investment Right may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as EXHIBIT A (the "EXERCISE NOTICE"), of the Holder's election to exercise this Additional Investment Right, (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Additional Investment Right Shares as to which this Additional Investment Right is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds. The date the Exercise Notice and the Aggregate Exercise Price are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Additional Investment Right Shares shall have the same effect as cancellation of the original Additional Investment Right and issuance of a new Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice and the Aggregate Exercise Price to the Holder and the Company's transfer agent (the
"TRANSFER AGENT"). On or before the third Business Day following the Exercise Date, the Company shall (X) issue and deliver to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Additional Investment Right Shares to which the Holder is entitled pursuant to such exercise, or (Y) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of Additional Investment Right Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Additional Investment Right Shares with respect to which this Additional Investment Right has been exercised, irrespective of the date of delivery of the certificates evidencing such Additional Investment Right Shares. Upon surrender of this Additional Investment Right to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of the Additional Investment Right and at its own expense, issue a new Additional Investment Right (in accordance with Section 7(d)) representing the right to purchase the number of Additional Investment Right Shares purchasable immediately prior to such exercise under this Additional Investment Right, less the number of Additional Investment Right Shares with respect to which this Additional Investment Right is exercised. No fractional Additional Investment Right Shares are to be issued upon the exercise of this Additional Investment Right, but rather the number of Additional Investment Right Shares to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Additional Investment Right Shares upon exercise of this Additional Investment Right.

            b. EXERCISE PRICE. For purposes of this Additional Investment Right, "EXERCISE PRICE" means $1.00 per Additional Investment Right Share underlying this Additional Investment Right, subject to adjustment as provided herein.

            c. COMPANY'S FAILURE TO TIMELY DELIVER SHARES Subject to Section 1(e), if the Company shall fail for any reason or for no reason to issue to the Holder within ten (10) Business Days of the Exercise Date, a certificate for the number of shares of Series A Convertible Preferred Stock to which the Holder is entitled or to credit the Holder's balance account with DTC for such number of Additional Investment Right Shares to which the Holder is entitled upon the Holder's exercise of this Additional Investment Right, the Company shall pay as additional damages in cash to the Holder on each day after such third Business Day that the issuance of such Additional Investment Right Shares is not timely effected an amount equal to 1.0% of the product of (A) the sum of the number of Additional Investment Right Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (B) $1.00.

            d. ABSOLUTE AND UNCONDITIONAL OBLIGATION. The Company's obligations to issue and deliver Additional Investment Right Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder or any other Person. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Investment Right Shares upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

            e. LIMITATIONS ON EXERCISES. The Company shall not effect the exercise of this Additional Investment Right, and no Person (as defined below) who is the Holder shall have the right to exercise this Additional Investment Right, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Additional Investment Right Shares issuable upon exercise of this Additional Investment Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of Additional Investment Right Shares issuable upon exercise of the remaining, unexercised portion of this Additional Investment Right beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Additional Investment Right, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Additional Investment Rights, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      2. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTION.

            a. If at any time the Company grants, issues or sells any Options (as defined in the Certificate of Designations), Convertible Securities (as defined in the Certificate of Designations) or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder of this Additional Investment Right will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon conversion of all of the Additional Investment Right Shares issuable upon complete exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right or the conversion of the Additional Investment Right Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            b. FUNDAMENTAL TRANSACTIONS. The Company shall not enter into or be party to a Fundamental Transaction (as defined in the Certificate of Designations), unless (i) the Person formed by or surviving any such Fundamental Transaction (if other than the Company) or the Person to which such Fundamental Transaction shall have been made assumes all the obligations of the Company under this Additional Investment Right and the other Transaction Documents (as defined in the Securities Purchase Agreement) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, and including agreements to deliver to each holder of Additional Investment Rights in exchange for such Additional Investment Rights, a security of the Person formed by or surviving any such Fundamental Transaction (if other than the Company) or the Person to which such Fundamental Transaction shall have been made evidenced by a written instrument substantially similar in form and substance to this Additional Investment Right, including, without limitation, a right to exercise for Additional Investment Right Shares that have been adjusted and approved as set forth in Sections 5 and 6 of the Additional Investment Right Shares as if such Additional Investment Right Shares were outstanding at the time of such Fundamental Transaction and (ii) the Company or the Person formed by or surviving any such Fundamental Transaction or to which such Fundamental Transaction shall have been made is a publicly traded entity whose common stock or equivalent equity security is quoted on or listed for trading on an Eligible Market (as defined in the Articles of Incorporation). Upon any Fundamental Transaction, the successor entity to such Fundamental Transaction shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Additional Investment Right referring to such "Company" shall refer instead to the successor entity or, if so elected by the Required Holders, by the entity that, directly or indirectly, controls such successor entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Additional Investment Right with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from its obligations under the Transaction Documents except in the case of a Fundamental Transaction that meets the requirements of this section. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions

      3. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Designation or through any Fundamental Transaction, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, and will at all times in good faith carry out all the provisions of this Additional Investment Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Series A Convertible Preferred Stock receivable upon the exercise of this Additional Investment Right above the Exercise Price then in effect,
(ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Series A Convertible Preferred Stock upon the exercise of this Additional Investment Right, and (iii) will, so long as any of the Additional Investment Rights are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Series A Convertible Preferred Stock, solely for the purpose of effecting the exercise of the Additional Investment Rights, 100% of the number of shares of Series A Convertible Preferred Stock as shall from time to time be necessary to effect the exercise of the Additional Investment Rights then outstanding (without regard to any limitations on exercise).

      4. REISSUANCE OF ADDITIONAL INVESTMENT RIGHTS.

            a. TRANSFER OF ADDITIONAL INVESTMENT RIGHT. If this Additional Investment Right is to be transferred, the holder shall surrender this Additional Investment Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Additional Investment Right (in accordance with Section 4(d)), registered as the Holder may request, representing the right to purchase the number of Additional Investment Right Shares being transferred by the Holder and, if less then the total number of Additional Investment Right Shares then underlying this Additional Investment Right is being transferred, a new Additional Investment Right (in accordance with Section 4(d)) to the Holder representing the right to purchase the number of Additional Investment Right Shares not being transferred.

            b. LOST, STOLEN OR MUTILATED ADDITIONAL INVESTMENT RIGHT. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Additional Investment Right, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Additional Investment Right, the Company shall execute and deliver to the Holder a new Additional Investment Right (in accordance with Section 4(d)) representing the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right.

            c. ADDITIONAL INVESTMENT RIGHT EXCHANGEABLE FOR MULTIPLE ADDITIONAL INVESTMENT RIGHTS. This Additional Investment Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Additional Investment Right or Additional Investment Rights (in accordance with
Section 4(d)) representing in the aggregate the right to purchase the number of Additional Investment Right Shares then underlying this Additional Investment Right, and each such new Additional Investment Right will represent the right to purchase such portion of such Additional Investment Right Shares as is designated by the Holder at the time of such surrender; provided, however, that no Additional Investment Rights for fractional shares of Series A Convertible Preferred Stock shall be given.

            d. ISSUANCE OF NEW ADDITIONAL INVESTMENT RIGHTS. Whenever the Company is required to issue a new Additional Investment Right pursuant to the terms of this Additional Investment Right, such new Additional Investment Right
(i) shall be of like tenor with this Additional Investment Right, (ii) shall represent, as indicated on the face of such new Additional Investment Right, the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right (or in the case of a new Additional Investment Right being issued pursuant to Section 4(a) or Section 4(c), the Additional Investment Right Shares designated by the Holder which, when added to the number of shares of Series A Convertible Preferred Stock underlying the other new Additional Investment Rights issued in connection with such issuance, does not exceed the number of Additional Investment Right Shares then underlying this Additional Investment Right), (iii) shall have an issuance date, as indicated on the face of such new Additional Investment Right which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Additional Investment Right.

      5. HOLDER NOT DEEMED A STOCKHOLDER. Nothing contained in this Additional Investment Right shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Additional Investment Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this
Section 5, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      6. COVENANTS. DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 8:30 a.m., New York Time, on the first Business Day following each Exercise Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the exercise of this Additional Investment Right in the form required by the 1934 Act. On the Exercise Date, the Company shall confirm that the representations and warranties of the Company set forth in the Securities Purchase Agreement are true and correct as of such Exercise Date as though made at that time (except for representations and warranties that speak as of a specific date) and that the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Exercise Date.

      7. NOTICES. Whenever notice is required to be given under this Additional Investment Right, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Additional Investment Right, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder
(i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Series A Convertible Preferred Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Series A Convertible Preferred Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

      8. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Additional Investment Right may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any Additional Investment Right or decrease the number of shares or class of stock obtainable upon exercise of any Additional Investment Right without the written consent of the holder of this Additional Investment Right. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Additional Investment Rights then outstanding.

      9. GOVERNING LAW. This Additional Investment Right shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Additional Investment Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

      10. CONSTRUCTION; HEADINGS. This Additional Investment Right shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Additional Investment Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Additional Investment Right.

      11. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Additional Investment Right shall be cumulative and in addition to all other remedies available under this Additional Investment Right, the Securities Purchase Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Additional Investment Right. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      12. TRANSFER. This Additional Investment Right may be offered for sale, sold, transferred or assigned without the consent of the Company.

      13. CERTAIN DEFINITIONS. For purposes of this Additional Investment Right, the following terms shall have the following meanings:

            a. "BLOOMBERG" means Bloomberg Financial Markets.

            b. "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            c. "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

            d. "COMMON STOCK" means (i) the Company's common stock, $.001 par value and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

            e. "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

            f. "EXPIRATION DATE" means the date that is ninety (90) Trading Days following, but not including, the Issuance Date.

            g. "OPTIONS" means any rights, warrants or options to subscribe for or purchase Series A Convertible Preferred Stock or Convertible Securities.

            h. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

            i. "PRINCIPAL MARKET" means the Nasdaq National Market.

            j. "REGISTRATION RIGHTS AGREEMENT" means that certain registration rights agreement dated the Initial Issuance Date by and among the Company and the Purchasers.

            k. "REQUIRED HOLDERS" means holders of Additional Investment Rights representing the right to acquire at least a majority of the number of Additional Investment Right Shares underlying the Additional Investment Rights then outstanding.

            l. "TRADING DAY" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City Time).


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed as of the Issuance Date set out above.



                                      DENDO GLOBAL CORP.

                                      By:
                                          --------------------------------------
                                          Name:  James E. Solomon
                                          Title: President and CEO

                                                                       EXHIBIT A


                                 EXERCISE NOTICE
            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                           ADDITIONAL INVESTMENT RIGHT

                               DENDO GLOBAL CORP.

To:   Dendo Global Corp..

      The undersigned is the holder of Additional Investment Right No. _____ (the "ADDITIONAL INVESTMENT Right") issued by Dendo Global Corp.., a Nevada corporation (to be renamed TechAlt, Inc. (the "COMPANY"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Additional Investment Right.

            1. The Additional Investment Right is currently exercisable to purchase a total of ____________ Additional Investment Right Shares.

            2. The undersigned holder hereby exercises its right to purchase ______________ Additional Investment Right Shares pursuant to the Additional Investment Right.

            3. The holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Additional Investment Right.

            4. Pursuant to this exercise, the Company shall deliver to the holder __________ Additional Investment Right Shares in accordance with the terms of the Additional Investment Right.

            5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ________________ Additional Investment Right Shares.

      Please issue the Additional Investment Right Shares in the following name and to the following address:


Issue to:
         -----------------------------------------------------------------------


Account Number:
               -----------------------------------------------------------------
                       (if electronic book entry transfer)

DTC Participant Number:
                       ---------------------------------------------------------
                       (if electronic book entry transfer)

Date: _______________ __, ______


Name of Registered Holder

By:
   -----------------------------------------
     Name:
     Title:

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Exercise Notice and hereby directs OTC Stock Transfer Inc. to issue the above indicated number of shares of Series A Convertible Preferred Stock in accordance with the Transfer Agent Instructions dated August __, 2004 from the Company and acknowledged and agreed to by OTC Stock Transfer Inc.



                                      DENDO GLOBAL CORP.

                                      By:
                                          --------------------------------------
                                          Name:  James E. Solomon
                                          Title: President and CEO

                               FORM OF ASSIGNMENT

 [To be completed and signed only upon transfer of Additional Investment Right]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase ____________ shares of Series A
Convertible Preferred Stock of Dendo Global Corp., to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Dendo Global Corp., with full power of substitution in the premises.


Dated:                      ,
       ---------------------


          (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)


                                      ------------------------------------------
                                      Address of Transferee


                                      ------------------------------------------


                                      ------------------------------------------



In the presence of:


--------------------------------------